INCOME TAXES	12 Months Ended
Jan. 01, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 17 – INCOME TAXES

The components of loss before provision for income taxes for Fiscal 2021 and Fiscal 2020, are as follows:

	Fiscal 2021	Fiscal 2020
Domestic	$14,413	$(13,491)
Foreign	(6,612)	(2,251)
Income (Loss) before provision for income taxes	$7,801	$(15,742)

The provision for income taxes consisted of the following:

	Fiscal 2021	Fiscal 2020
Current:
Federal	$—	$—
State	84	190
Foreign	—	—
Total current tax expense	84	190
Deferred:
Federal	14	(76)
State	66	27
Foreign	(521)	(241)
Total deferred tax expense	(441)	(290)
Total tax benefit	$(357)	$(100)

The difference between the income tax provision on income (loss) and the amount computed at the U.S. federal statutory rate is due to:

	Fiscal 2021		Fiscal 2020
Expense at Federal Statutory Rate	$1,638	21%	$(3,306)	21%
State taxes, net	(642)	-8.23%	(1,666)	10.59%
Foreign operations	132	1.70%	45	-0.29%
Permanent differences	598	7.67%	87	0.55%
PPP Loan	(4,118)	-52.79%	—	—
True-up adjustments	1,332	17.07%	(589)	3.74%
Change in valuation allowance	559	7.17%	5,139	-32.64%
Other	144	1.83%	190	-1.21%
Total Tax Benefit for Income Taxes	$(357)	-4.58%	$(100)	0.64%

The Company’s effective tax rate differed from the U.S. federal statutory rate primarily due to mix of pre-tax income (loss) results by jurisdictions taxed at different rates than 21%, state taxes net of federal benefit, permanent differences, deferred tax balance adjustments that includes but is not limited to UK tax rate changes, and changes in valuation allowance in the U.S.

Deferred income taxes are provided for the tax effect of temporary differences between the financial reporting basis and the tax basis of assets and liabilities. Significant components of the Company’s deferred tax assets and (liabilities) are as follows:

	Fiscal 2021	Fiscal 2020
Deferred tax assets
Net operating loss carryforward	$8,220	$7,276
Tax credit, deduction and capital loss carryforward	2,417	2,880
Share-based compensation	478	749
Debt issuance costs	18	1
Accrued expenses and other liabilities	1,256	1,741
Interest limitation and carryforward	7,534	6,194
Operating lease liabilities	1,478	628
Total deferred tax assets	21,401	19,469
Less: valuation allowance	(17,646)	(17,087)
Deferred tax assets, net of valuation allowance	3,755	2,382

Deferred tax liabilities:
Deprecation	1,472	1,521
Basis differences in acquired intangibles	1,618	1,430
Operating lease - Right-of-use assets	1,415	621
Total deferred tax liabilities	4,505	3,572
Deferred tax liability	$(750)	$(1,190)

During Fiscal 2021 and Fiscal 2020, the Company has federal net operating losses (“NOLs”) of $18,720 and $16,915. Of the $18,720 in federal NOL carryforwards, $380 will begin to expire in 2029 and $4,275 can be carried forward indefinitely, subject to an 80% taxable income limitation in the year of utilization. As of November 15, 2018, the Company had a change in ownership under Section 382. As such, the Company reduced the Federal NOLs available by $7,220. In 2021, the Company had two additional changes in ownership on February 12, 2021 and November 1, 2021, the Company had a change in ownership under Section 382 which limits the amount of useable NOLs going forward. As per the Section 382 analysis, the Company’s Federal NOL available as of January 1, 2022, will not be subject to limitation. The Company has not identified subsequent 382 Limitations as of January 1, 2022. As of January 1, 2022 and January 2, 2021, the Company has state operating losses of $60,793 and $62,174 that begin to expire in 2022, and foreign NOLs totaling $5,035 and $2,990 with an indefinite life. As of January 1, 2022 and January 2, 2021, the Company also has capital loss carryforward of $7,531 and $9,467, which, if unused, will begin to expire in 2023 and a general business credit carryforward of $76 and $76.

Effective for the year ended December 28, 2018, the Tax Act resulted in a new limitation on interest expense under IRC Section 163(j). New IRC Section 163(j) limits the Company’s annual deduction of interest expense to the sum of business interest income and 30 percent of the adjusted taxable income of the Company. As a result of the CARES Act the limitation has been increased to 50% for tax years 2019 and 2020. The limitation for the year ended January 1, 2022 resulted in disallowed interest of $24,232, which can be carried forward indefinitely.

The Company has not recorded deferred taxes or withholding taxes for any undistributed foreign earnings, nor have any taxes been provided for the outside basis difference inherent in these entities as the Company’s assertion is to indefinitely reinvest in foreign operations. It is not practicable to estimate any taxes to be provided on outside basis differences at this time. Based on the amount of foreign undistributed earnings through January 1, 2022, we believe any such tax liability would be insignificant to the financial statements.

In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in those periods in which temporary differences become deductible and/or net operating loss carryforwards can be utilized. We consider the level of historical taxable income, scheduled reversal of temporary differences, tax planning strategies, and projected future taxable income in determining whether a valuation allowance is warranted.

During Fiscal 2021, the Company maintained a valuation allowance against its U.S. deferred tax assets. The Company’s valuation allowance increased by $559 during Fiscal 2021 primarily attributable to the Section 163(j) interest limitation and federal net operating losses.

During 2021, we maintained our federal and state tax attributes for unrecognized tax benefits related primarily to the treatment of stock compensation and stock options. If recognized, $697 of the unrecognized tax benefits are likely to offset to a corresponding full valuation allowance provided for the reduction of federal NOLs, thereby there is no impact to the effective rate. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Fiscal 2021	Fiscal 2020
Beginning balance	$656	$674
Additions for tax positions of prior years	—	—
Reductions for tax positions of prior years	41	(18)
Loss before provision for income taxes	$697	$656

It is reasonably possible that the amount of the unrecognized tax benefits with respect to our unrecognized tax positions will increase or decrease in the next 12 months. These changes may be the result of, among other things, method changes. However, quantification of an estimated range cannot be made at this time. The Company has accrued zero interest and penalties as of January 1, 2022 and January 2, 2021.

The Company files its tax returns in the U.S., United Kingdom, Canada and certain state and local tax jurisdictions with various statutes of limitations. The Company has no tax years subject to audit by certain jurisdictions at this time. To the extent utilized in future years’ tax returns, NOLs carryforwards at January 1, 2022 and January 2, 2021 will remain subject to examination until the respective tax year is closed.